Exhibit 99.1

One Horizon Group, Inc. (NASDAQ: OHGI) Revolutionizing the Mobile VoIP Industry April 2016 Investor Presentation

Safe Harbor Statement This presentation contains forward - looking statements and management may make additional forward - looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange Commission. The forward - looking statements contained in this presentation are made only as of today, and One Horizon Group, Inc. is under no obligation to revise or update these forward - looking statements. 2

Company Overview • Develops and licenses the world’s first, carrier - grade, White Label mobile VoIP solution for global mobile operators; • B2B and B2C model – B2B: licensed pre - paid VoIP smartphone application (Philippines, Singapore and Indonesia); – B2C: Owns and operates the Aishuo 1 mobile VoIP service in China (high quality, low cost mobile VoIP calling); • VoIP technology is the only voice solution specifically engineered for smartphone wireless internet connections; • 10x less radio spectrum (better battery life) vs. traditional VoIP technologies; • Enables carriers to leverage wireless data networks to provide branded VAS, such as mobile VoIP, messaging, advertising to their subscribers; • Operators position their smartphone mobile “OTT” solution to target areas where they are losing revenue. 3 (1) http:// www.ai - shuo.cn/english/index.html

Market Opportunity Smartphone adoption rates climb in target markets 4 1.87 2.61 3.25 3.87 4.42 4.94 34.3% 38.4% 42.9% 46.4% 49.5% 51.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2013 2014 2015 2016 2017 2018 Worldwide Smartphone Users & Penetration 1 Smartphone Users % Mobile Phone Users Billions • At the end of 2015, there were approximately 3.3B smartphone users globally. 1 • By 2020, there will be approximately 5.8B smartphone users, largely driven by growth in developing regions. 1 • Asia - Pacific accounted for over half of all smartphone users in 2015. 1 • Globally, China is the largest smartphone market with an estimated 574.2 M handsets in 2015. 1 (1) GSMA Mobile Economy 2016 ( www.gsmamobileeconomy.com )

Smartphone Explosion Network Implosion? 5 Smartphones consume 24x more data than feature phones Tablets consume 120x more data than smartphones Severe stress on carrier economics …what happens to call service quality? …Explosive capex requirements ? …what happens to network data? …what happens to telecom operators’ capex requirements? …Entry of Tier 2 Operators …Churn …OTT (Over - the - Top) voice revenue cannibalization

VoIP Call Platform Solution 6 White - labeled, total solution for carriers and enterprises • Connects with any phone system using an optimized IP technology • Works via EDGE, GPRS, 2G, 3G, 4G/LTE, WiFi or WiMax • Messaging; text, video, picture, location - advertising • Advertising; operator console to send multi - media ads to subscribers • Highly bandwidth - efficient VoIP calls over a smart phone • Turnkey solution that integrates with operators’ existing billing platforms • In - App micro - payments alongside top - up solutions for credit cards etc. $

Growth Strategy #1: Leverage Aishuo Brand in China 7 • 15M downloads 3/31/16 • Commenced monetization of App in 3Q2015 • App available for download in all of the major Chinese App stores (40) including: Baidu.com , Baidu’s 91.com , Apple iTunes in China, • Unique number rental solution for a Chinese mobile VoIP service • Low cost calls local, national and international from the App optimized for smartphones • Delivered with our new Sponsored - Call mobile advertising service and UnionPay payment option on iPhones • Extensive marketing plan including: SEO, Event and Traveler direct marketing, Social media trending and blogs portals

Aishuo Business Model

Provides subscribers in China with low cost calling solution

Low Cost Calling

National & International

- Multiple connections to China's telephone network for calls from as low as ¥0.10/min
- Low cost international through US based gateways

Subscribers can call Aishuo subscribers for FREE and call national and international landlines & mobile at very competitive rates. ***Subscribers can top up using UnionPay, Alipay or PayPal.***

Virtual SIM

Rent a Chinese number

- Aishuo can rent a local Chinese number for friends and family to call without the need for an expensive mobile plan
- Have Wi-Fi? Have a phone!

Ideal for students, overseas travellers wishing to avoid incoming roaming fees.

Sponsored Calls

Allows businesses to promote their products to our subscribers

- Upfront Sponsorship fee
- Pay per ad listened-to
- Our subscriber get FREE calls to landlines, mobiles and even international

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Aishuo Download & Revenue Growth 0 4 8 12 16 20 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Downloads (Millions) 9 $0 $20,000 $40,000 $60,000 $80,000 $100,000 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Revenue • Achieved and surpassed 2 - year target of 15M downloads in less than 12 months of operation • Quarter - over - quarter revenue has doubled since its launch in Feb. 2015 ($60,000 projection for Q1 ‘16) • Users in China can make high quality mobile VoIP calls at a fraction of the cost of a cellular call on your smartphone with any connection: 2G, 3G, 4G or Wi - Fi * * Projection

Advertising Technology • Delivers App mobile ads to all users based on profile, location and opt - in preferences; • Ads are delivered in a messaging format that is much more involved with the user and not based on legacy Banner - Ads or Click - Through concepts; • Advertising solution allows for a new revenue stream for our operators; • New Sponsored Calls ad concept was launched by us in 2015 and prompts to the user to listen, and read, an ad before a call. • Advertiser will Sponsor this call once the ad is consumed! 10

Advertising Technology 11

Growth Strategy #2: Contract new tier one and tier two carriers 12 • Globally, there are hundreds of tier one and tier two companies all over the world. • TMT analysts estimate that carriers’ business’ will face diminishing returns if they cannot learn to further monetize their subscriber base. • OTT technologies are a threat to carrier revenues. • Our solutions are carrier based, and designed to service the carrier and help them recoup lost revenues to OTT. • Each carrier relationship and contract brought on by OHGI provides both ARPU to OHGI and the carrier.

Licensing Business Model Provides carriers with a method to monetize VoIP calling 13 5 - yr system’s license fees of $3.0M Annual maintenance fees Per subscriber fees of $1 - $4 per subscriber Carrier Capex Model 600 Tier One Operators Minimum up - front license fees Per subscriber activation fee Annual fee of $1 - $2 per existing subscriber Operating Expenditures Model 1,000’s of Players 1 - time subscriber fee in the range of $1 - $4 per subscriber depending on number of subscribers License fee is paid through a subscriber amortization fee Minimum up - front license fees In - App payment revenues shared Rev. share percentages vary depending scale Revenue Share Model 1,000’s of players

Why Do Carriers Care? • Operators and carriers are at a crossroads and are being threatened by third - party, OTT apps (ex. Skype, WeChat ). • 100’s of millions of subscribers routinely circumvent operators’ platforms. • Carriers are losing control of voice and text functions along with billing revenues from each. • Ovum Consulting claimed OTT messaging apps costs carriers $23.6B in 2013, which is expected to rise to $86B in 2020. • Carriers are subject to the capex costs and maintenance of a network increasing used by other, off - billing, bandwidth - hungry apps. • Even with LTE, bandwidth capacity is finite; app providers do little to nothing to address this pending bottleneck. 14

Our Solution • Offer mobile operator subscribers more voice and messaging alternatives to SIM - based calling and SMS. • Offer mobile operators a proven smartphone app to offer their subscribers a mobile “OTT” app in their brand. • 3 rd Party OTT apps cannot offer high quality national PSTN routes in their country compared to a local operator. • Operators position their smartphone mobile “OTT” solution to target areas where they are losing revenue. 15

Inter Carrier Data Roaming vs. Voice Roaming • Carriers deploy their OTT app in iTunes and Google Play for their roamers to download. • The subscriber sends an activation/top - up code using USSD; distributed by their existing sales channels for prepaid vouchers. • The subscriber roams abroad where foreign operator will not permit voice calls to the prepaid roamers. • After USSD activation the carrier permits data roaming for their roamer; limiting data roaming Internet access to their OTT VoIP app servers. • The subscriber calls home using their app consuming just 1 MB/15 minutes of talking. – 10x less data than other VoIP apps! • At $0.10/MB inter - carrier charge for roaming data, their payment to foreign operator for VoIP calls is USD0.0066/minute. 16

Seamless Integration

Our technology integrates seamlessly with carrier infrastructure and puts carriers in the connection.



Carrier / Operator
SMART
SingTel
ICE MOBILE
Horizon Global Exchange
- Subscriber registration
- VoIP signalling
- Routing
1
3
Horizon Call App
Sending party
+ccnnnnnnnnnn
Data
Internet
Horizon VoIP Server installation
Horizon VoIP Server
- On-net VoIP payload
2
4
Horizon Call App
Recieving party
+ccnnnnnnnnnn
Data

1. Signalling- Calling party requests destination route from Carrier's Global Exchange
2. Signalling- Carrier's Global Exchange completes presence check on destination party
3. Signalling- Carriers Global Exchange VoIP Server processes call and signals both parties to begin the VoIP session on the most route-efficient VoIP Server
4. VoIP- Calling parties begin VoIP call with VoIP traffic processed through the Horizon VoIP Server

Note: *CARRIERS, through their global exchange initiates and terminates the connection allowing telco operators to now participate in VoIP call and virtual VoIP operators*

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Competitive Advantages 1. A mobile VoIP platform that carries 10x voice and data 2. Maximizes the value of spectrum 3. Improved call quality 4. Reduced capex 5. Displace “free” OTT apps with a high quality branded offering 6. Charge for app to PSTN minutes 7. Recapture lost voice and messaging revenue 8. Generate a new mobile advertising revenue stream 18

Competition Carrier Business • Systems integrators White Label offerings that combine elements of SIP (Session Initiation Protocol) dialers and media gateways – but only where their high bandwidth needs are supported by existing cellular networks Carrier End - User Voice Business • Competitors to mobile operators’ offerings are international brands with varying degrees of popularity in the territories. Territories with no national brand represent a great opportunity for operators and Horizon 19 USA/International Asia - Pacific Per country Indonesia (no national brand) Philippines (no national brand ) Brazil ( no national brand ) Russia ( no national brand)

Case Study • Massive savings on international roaming through bandwidth efficiency • Make and receive calls using GSM data roaming or Wi - Fi • You break out the PSTN minutes • Target markets: – Travellers outside your territory – Overseas visitors in your territory – Migrant populations 20 Savings with Horizon GSM provider per MB $1.40 GSM provider per minute $3.00 Operator termination price to landline $0.01 Horizon terminated minutes per MB (call quality 3) 17.56 Horizon price per minute $0.09 Savings with Horizon 97.1%

Customers 21 Tier 1 Addressable Market over 50m Tier 2 Addressable Market over 1m Addressable Market under 1m https:// roamfrii.com https:// www.cheaper - calls.com http:// www.dometelecom.com http:// www.globecommsystems.com http ://www.networkinv.com/ http:// www.borderlesshub.com http://www.ai - shuo.cn/ http://www.smartfren.com/id / http:// smart.com.ph/corporate http:// info.singtel.com http:// www.topup.hk/ http:// keyidea.cn

Financial Overview & Recent News 22 Quick Facts: Symbol: OHGI Exchange: NASDAQ Current Price (4/1/2016): $0.72 52 - Week Trading Range (3 Months): $0.70 - $1.33 Average Volume (3 Months): 65,000 Common Shares Outstanding (As of 3/31/16): 35.1 million Market Cap (4/1/2016): $25.2 million Cash (As of 12/31/15) : $1.8 million Aishuo Downloads (As of 3/31/16): 15 million Recent Events: March 31, 2016 One Horizon Group Announces Full Year 2015 Financial Results March 9, 2016 Aishuo Reaches 15 Million Mobile VoIP App Subscriber Downloads with Revenues Continuing to Ramp January 28, 2016 One Horizon Group’s China Mobile VoIP Telco Aishuo Revenue Already Increased by 50% During the Fourth Quarter of 2015 January 25, 2016 Expands Sales and Marketing Efforts into the U.S. and Latin American Markets in 2016 January 12, 2016 One Horizon Group Signs VoIP - Supply Contract with Network Innovations Asia Pte. Ltd.

Management Team 23 Martin Ward, CFO Brian Collins, CEO and Founder Extensive Capital Market experience as CFO listing on London’s AIM market in 2004 and NASDAQ in 2014. CFO of predecessor company since 2004; extensive experience in public company reporting Previously was a partner with Langdowns DFK, a UK - based accounting firm Prior to that, worked for PricewaterhouseCoopers 5 years board of directors experience and led One Horizon to list on the NASDAQ Capital Market stock exchange in 2014. Founded with Abbey Technology in Switzerland in 1999, merged with OHGI in Nov. 2010 and assumed role of Group CTO Co - inventor of the Horizon Platform; has over 20 years experience in software engineering Previously worked at Credit Suisse, developing their trading desk technology; previously with IT co. Sybase

Investment Highlights

- **Aishuo B2C business in China** represents enormous potential upside via app-to-PSTN minutes and in-App advertising on massive user base; 7 million downloads to date of One Horizon's Aishuo App
- **Only mobile VoIP platform** that effectively operates on 2G networks which dominate wireless infrastructure in very sizable, fast-growing Asian and emerging markets
- **Proprietary SmartPacket™ core technology** dramatically improves quality and efficiency of voice and data transmission over mobile IP networks
- **For the first time**, mobile operators are offered their own OTT solution
- **Agreements in place with 18 Tier 1 and Tier 2 telecom carriers**, with a robust pipeline over the next 12 months
- **High margin, highly visible revenue stream** with enterprise license and per subscriber fees

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25 One Horizon Group, Inc. Brian Collins, Founder & CEO PH: +41 - 79 - 6422265 Brian.Collins@OneHorizonGroup.com www.OneHorizonGroup.com PRESENTATION BY: Capital Markets Group, LLC Alan Sheinwald, Founder 1.914.669.0222 | Alan@CapMarketsGroup.com Or Valter Pinto, Partner 1.914.669.0222 x201 | Valter@CapMarketsGroup.com 245 East 44 th Street, Suite 21E New York, NY 10017 www.CapMarketsGroup.com FOR MORE INFORMATION: Contact Us